Exhibit 10.1

REVOLVING CREDIT AGREEMENT BY AND BETWEEN SIMMONS FIRST NATIONAL CORPORATION, Borrower AND U.S. BANK NATIONAL ASSOCIATION, Lender October 6, 2017 6609926 Thompson Coburn LLP

6609926 Thompson Coburn LLP TABLE OF CONTENTS SECTION I - DEFINITIONS ............................................................................................................................. ... .................. I SECTION 2 - THE REVOLVING CREDIT .......................................................................................................................... 7 2.0 I Revolving Credit Commitment .................................................................................................................. ... .. 7 2.02 Revolving Credit Note......................................................................................................................... ... ........ 8 2.03 Interest Rates and Payments..................................................................................................................... ... ... 8 2.04 General Provisions as to Payments ................................................................................................................. 9 2.05 Fees ............................................................................................................................. ... ................................. 9 2.06 Increased Costs ....................................................................................................................... ... ..................... 9 2.07 Taxes........................................................................................................................ ... .................................... 9 SECTION 3 - PRECONDITIONS TO REVOLVING CREDIT LOANS.......................................................................... IO 3 .0 I Initial Revolving Credit Loan ....................................................................................................................... IO 3.02 All Revolving Credit Loans .......................................................................................................................... 11 SECTION 4 - REPRESENTATIONS AND WARRANTIES .............................................................................................. II 4.0 I Corporate Existence and Power .................................................................................................................... 11 4.02 Corporate Authorization ............................................................................................................................. .. 11 4.03 Binding Effect ............................................................................................................................. ... ............... 11 4.04 Financial Statements ............................................................................................................................. ... ..... 11 4.05 Litigation ............................................................................................................................. ... ....................... 12 4.06 Pension and Welfare Plans........................................................................................................................ ... . 12 4.07 Tax Returns ............................................................................................................................. ... ................... 12 4.08 Subsidiaries ............................................................................................................................. ... ................... 12 4.09 Compliance With Other Instruments; None Burdensome ............................................................................. 12 4.10 Other Loans and Guarantees .................................................................................................................. ... .... 12 4.11 Title to Property ............................................................................................................................. ... ............ 13 4.12 Regulation U ............................................................................................................................. ... ................. 13 4.13 Environmental Matters...................................................................................................................... ... ......... 13 4.14 Shares of Subsidiary Banks............................................................................................................ ... ............ 13 4.15 Anti - Corruption Laws; Sanctions ................................................................................................................. 13 SECTION 5 - AFFIRMATIVE COVENANTS .................................................................................................................... 13 5.0 I Insurance ................................................................................................................... ... ................................. 13 5.02 Payment of Taxes........................................................................................................................ ... ............... 14 5.03 Financial Data ............................................................................................................................. ... ............... 14 5.04 Maintenance of Property ............................................................................................................................. .. 15 5.05 Corporate Existence ............................................................................................................................. ... ...... 15 5.06 Compliance with Law ............................................................................................................................. ... ... 15 5.07 ERISA Compliance .................................................................................................................. ... .................. 15 5.08 Risk - Based Capital Adequacy Guidelines .................................................................................................... 16 5.09 Consolidated Loan Loss Reserves plus Consolidated Loan Discounts to Consolidated Non - Performing Loans........................................................................................................................ ... ............... 16 5.10 Consolidated Non - Performing Assets to Primary Capital ............................................................................ 16 5.11 Consolidated Return on Average Total Assets ............................................................................................. 16 5.12 Holding Company Liquidity ......................................................................................................................... 16 5.13 Notices ..................................................................................................................... ... .................................. 16 5.14 Utilization of Loan Proceeds..................................................................................................................... ... . 17 5.15 Clean - Up Period....................................................................................................................... ... .................. 17 SECTION 6 - NEGATIVE COVENANTS.................................................................................................................... ... ..... 17

6609926 Thompson Coburn LLP - ii - 6.0 I Indebtedness................................................................................................................. ... .............................. 17 6.02 Merger or Consolidation etc......................................................................................................................... 18 6.03 Sale of Property ............................................................................................................................. ... ............ 18 6.04 Distributions................................................................................................................ ... ............................... 18 6.05 Issuance of Stock etc.......................................................................................................................... ... ........ 18 6.06 Investments ................................................................................................................. ... ............................... 18 6.07 Liens ............................................................................................................................. ... ............................. 18 6.08 Related Parties ............................................................................................................................. ... .............. 18 6.09 Margin Stock........................................................................................................................ ... ...................... 19 6.10 Nature of Business ............................................................................................................................. ... ........ 19 6.11 Other Agreements ........................................................................................................... ... ........................... 19 SECTION 7 - EVENTS OF DEFAULT ............................................................................................................................. ... 19 SECTION 8 - GENERAL ............................................................................................................................. ... .......................21 8.0 I No Waiver....................................................................................................................... ... ........................... 21 8.02 Right of Set - Off ........................................................................................................................ .................... 21 8.03 Cost and Expenses ............................................................................................................................. ... ........ 21 8.04 Environmental Indemnity ............................................................................................................................. 21 8.05 General Indemnity ................................................................................................................... ... .................. 22 8.06 Authority to Act ............................................................................................................................. ... ............ 22 8.07 Notices ..................................................................................................................... ... .................................. 22 8.08 Consent to Jurisdiction; Waiver of Jury Trial ............................................................................................... 22 8.09 Lender's Books and Records ........................................................................................................................ 23 8.10 Governing Law; Amendments ...................................................................................................................... 23 8.11 References; Headings for Convenience ........................................................................................................ 23 8.12 Binding Agreement ............................................................................................................................. ... ....... 23 8.13 Severability ............................................................................................................................. ... ................... 23 8.14 Counterparts ................................................................................................................ ... ............................... 23 8.15 Resurrection of Obligations ................................................................................................................. ... ...... 23 8.16 Entire Agreement ............................................................................................................................. ... .......... 23 8.17 USA PATRIOT Act ............................................................................................................................. ... ...... 24 8.18 Confidentiality ............................................................................................................. ... .............................. 24 8.19 Waiver of Consequential Damages, etc........................................................................................................ 24 8.20 Termination of this Agreement.................................................................................................................... .. 24 8.21 Computations ............................................................................................................................. ... ................25 8.22 Document Imaging...................................................................................................................... ... ............... 25 8.23 Heartland Bank......................................................................................................................... ... .................25 Schedules 4.05 - Litigation 4.08 - Subsidiaries Exhibits A - Form ofNote B - Form of Certificate

6609926 Thompson Coburn LLP REVOLVING CREDIT AGREEMENT THIS REVOLVING CREDIT AGREEMENT (this "Agreemenf') is made and entered into as of October 6 , 2017 (the "Effective Date"), by and between SIMMONS FIRST NATIONAL CORPORATION, an Arkansas corporation ("Borrower") ; and U . S . BANK NATIONAL ASSOCIATION, a national banking association ("Lemler') ; and has reference to the following facts and circumstances : A. $75,000,000. Borrower applied to Lender for a revolving line of credit in the original principal amount of up to 8. Lender is willing to make said revolving line of credit available to Borrower upon, and subject to, the terms, provisions and conditions hereinafter set forth. NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby mutually agree and promise as follows : SECTION I - DEFINITIONS In addition to the terms defined elsewhere in this Agreement or in any Exhibits or Schedules hereto, when used in this Agreement, the following terms shall have the following meanings (such meanings shall be equally applicable to the singular and plural forms of the terms used, as the context requires) : Acquisition means any transaction or series of related transactions, consummated on or after the date of this Agreement, by which Borrower or any Subsidiary directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) (a) all or substantially all of the Property of, or of one or more business units of, any other Person, whether through purchase of Property, merger, consolidation or otherwise or (b) at least a majority (in number of votes) of the Voting Stock of or in any corporation, partnership, limited liability company or other entity . AFS means those debt and equity investments on Borrower's balance sheet that are not classified as trading or held to - maturity securities (consistent with Statement of Financial Accounting Standards No . 115 ) and which are approved by Lender as Cash Equivalents . Anti - Corruption Laws means all Laws of any jurisdiction applicable to Borrower, Subsidiary Banks or their Subsidiaries from time to time concerning or relating to bribery or corruption . Applicable Fee Percentage means an annual rate of 0.25%. Applicable Margin means an annual rate of 1.50%. Attomeys' Fees means the reasonable value of the services (and costs, charges and expenses related thereto) of the attorneys employed by Lender (including, without limitation, attorneys who are employees of Lender) from time to time to represent Lender (a) in the preparation or amendment of this Agreement and the other Loan Documents, (b) in any litigation, contest or proceeding or to take any other action in or with respect to any litigation, contest or proceeding (whether instituted by Lender, Borrower or any other Person and whether in bankruptcy or otherwise) in any way or respect relating to this Agreement or any of the other Loan Documents, Borrower, Subsidiary Bank or any other Obligor, and (c) to enforce any of Lender's rights to collect any of the Obligations ; provided, that such Attorneys' Fees shall be determined on the basis ofrates then generally applicable to the attorneys (and all paralegals, accountants and other staff employed by such attorneys) employed by Lender, which may be higher than the rates such attorneys (and all paralegals, accountants and other staff employed by such attorneys) charge Lender in certain matters . Authorized Person is defined in Section 2.0 I (b). Bank is defined in 12 U.S.C. † 1813(a)(I). Business Day means any day except a Saturday, Sunday or legal holiday observed by Lender.

6609926 Thompson Coburn LLP - 2 - Capital Stock means, with respect to any corporation, partnership, limited liability company or other entity, any Capital Stock, partnership interests, limited liability company interests, membership interests or other equity or ownership interests of or in such corporation, partnership, limited liability company or other entity and any warrants, rights or options to purchase or acquire any such capital stock, partnership interests, limited liability company interests, membership interests or other equity or ownership interests . Capitalized Lease means any lease which, in accordance with GAAP, is required to be capitalized on the balance sheet of the lessee . Cash Equivalents means (a) commercial paper maturing in 270 days or less from the date of issuance which, at the time of acquisition, are rated no lower than "A - I" by S&P or "Prime - I" by Moody's, (b) commercial paper maturing in 30 days or less from the date of acquisition which, at the time of purchase, is rated no lower than "A - 2 " by S&P or "Prime - 2 " by Moody's, (c) direct obligations of the United States or any agency or instrumentality of the United States, the payment or guarantee of which constitutes a full faith and credit obligation of the United States, in any case, maturing within one (I) year from the date of acquisition, (d) direct obligations of any state of the United States or any agency or instrumentality of any state of the United States, the payment or guarantee of which constitutes a full faith and credit obligation of such state, in either case, maturing within one (I) year from the date of acquisition and accorded the highest rating by each of S&P and Moody's, (e) certificates of deposit maturing within one (I) year from the date of issuance, issued by a commercial bank or trust company organized under the Laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $ I 00 , 000 , 000 and whose long - term certificates of deposit are, at the time of the making of such Investment, rated "A 2 " or better by S&P and "A" or better by Moody's,(t) certificates of deposit or demand deposits (i) maturing in less than one (I) year from the date of issuance thereof, issued by a primary depositary institution of Borrower or any Subsidiary, whose long - term certificates of deposits are, at the time of the making of such Investment, rated "A 2 " or better by S&P and "A" or better Moody's or (ii) which constitute the normal operating checking accounts of Borrower or any Subsidiary, and (g) AFS . Change i 11 Control means (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule I 3 d - 3 of the SEC under the Securities Exchange Act of 1934 ) of I 0 % or more of the outstanding voting Equity Interests of Borrower on a fully diluted basis ; or (b) within any twelve - month period, occupation of a majority of the seats (other than vacant seats) on the board of directors of Borrower by Persons who were neither (i) nominated by the board of directors of Borrower nor (ii) appointed or approved by directors so nominated . Closing Certificate means the Closing Certificate dated as of the Effective Date, executed by a duly authorized officer of Borrower . Code means the United States Internal Revenue Code of 1986 , as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time . References to sections of the Code shall be construed to also refer to any successor sections . Co 11 so/itlated Loan Discounts mean discounts of the consolidated loans of Subsidiary Banks arising from purchase accounting rules applicable to consolidated loans acquired by Subsidiary Banks . Co 11 solitlatetl Loan Loss Reserves mean the aggregate loan loss reserves of Subsidiary Banks as reported in the most recent call reports of Subsidiary Banks . Co11solitlatetl No11 - Performi11g Assets mean Consolidated Non - Performing Loans plus Other Real Estate. Co11solitlatetl No11 - Performi11g Loans means with respect to Subsidiary Banks, the sum of (a) those loans ninety (90) days or more past due (either principal or interest), plus (b) those loans classified as "non - accrual" as reported in the most recent call reports of Subsidiary Banks : provided, that for the purpose of calculating any financial covenant described in this Agreement, in which Consolidated Non - Performing Loans is a component, Consolidated Non - Performing Loans will e xclude the insured portions of Consolidated Non - Performing Loans that are U . S . Government Guaranteed Loans . Co 11 so/itlated Retum 011 Average Total Assets means, for any period of determination, the quotient, expressed as a percentage, obtained by dividing (a) the aggregate net income of Borrower and its Subsidiaries for such period plus any one -

6609926 Thompson Coburn LLP - 3 - time merger related expenses incurred by Borrower by (b) the average total daily assets of Borrower and its Subsidiaries during such period, all as determined on a consolidated basis in accordance with GAAP. Consolidated Subsidiary means with respect to any Person at any date, any Subsidiary or other entity the assets and liabilities of which are or should be consolidated with those of such Person in its consolidated financial statements as of such date in accordance with GAAP . Default means an event or condition the occurrence of which would, with the lapse of time, the giving of notice, or both, become or constitute an Event of Default as defined in Section 7 hereof . Distribution in respect of any corporation or other entity means : (a) dividends or other distributions (other than stock dividends and stock splits) on or in respect of any of the Capital Stock or other equity interests of such corporation or other entity ; and (b) the redemption, repurchase or other acquisition of any Capital Stock or other equity interests of such corporation or other entity or of any warrants, rights or other options to purchase any such Capital Stock or other equity interests . Environmental Laws are defined in Section 8.04. Environmental Lien is defined in Section 5.14(g). ER/SA means the Employee Retirement Income Security Act of 1974 , as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time . References to sections of ERISA shall be construed to also refer to any successor sections . ER/SA Affiliate means any corporation, trade or business that is, along with Borrower, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Sections 4 I 4 (b) and 414 (c), respectively, of the Code or Section 400 I of ERISA . Event Notice is defined in Section 2.06. Event(s) of Default is/are defined in Section 7. FDIC means the Federal Deposit Insurance Corporation. FDIC Capital Guidelines are the Statement of Policy on Risk - Based Capital for State Nonmember Banks of the Federal Deposit Insurance Corporation as set forth in 12 CFR Part 325 , Appendices A - D, as from time to time amended, or in any successor Law of similar import . Federal Reserve means The Board of Governors of the Federal Reserve System. First Texas Acquisition means the proposed Acquisition by Borrower of First Texas BHC, Inc . , which was approved by the Federal Reserve on August 25 , 2017 and, as of the Effective Date, is subject to the approval of the shareholders of Borrower and First Texas BHC, Inc . Fiscal Quarter means a fiscal quarter of Borrower or Subsidiary Banks. Fiscal Year means a fiscal year of Borrower or Subsidiary Banks. GAAP means generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied and in effect as of the effective date of this Agreement (and not any changes thereto after such effective date) .

6609926 Thompson Coburn LLP - 4 - Holding Company Guidelines are the Risk - Based Capital Adequacy Guidelines for Bank Holding Companies of The Board of Governors of the Federal Reserve System as set forth in 12 CFR Part 225 , Appendix A, as from time to time amended, or in any successor Law of similar import, Holding Company Liquidity means all cash and Cash - Equivalents reflected as assets on the financial statements of Borrower . Immaterial Subsidiary means any other Subsidiary of Borrower that is (i) dormant or inactive or (ii) that accounts for less than I % of Borrower's total consolidated assets as determined in accordance with GAAP . lmlebtetlness of any Person means and include all obligations of such Person which in accordance with GAAP are or should be classified upon a balance sheet of such Person as liabilities of such Person, any and all obligations of other Persons which such Person has guaranteed (other than those incurred in the ordinary course of banking business), all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person (other than those incurred in the ordinary course of banking business) and any and all obligations of such Person under any Capitalized Lease . lntlemnijietl Liabilities are defined in Section 8.05. lntlemnitees are defined in Section 8.05. Knowledge means the actual knowledge of the President or another executive officer of a Subsidiary Bank as defined in 12 C . F . R . 215 . 2 , as amended from time to time, or in any successor Law, rule or regulation of similar import, or the Chief Executive Officer, Chief Financial Officer or another executive officer of Borrower as defined in 12 C . F . R . 215 . 2 , as amended from time to time, or in any successor law, rule or regulation of similar import . Laws means, collectively, all international, foreign, federal, state, local and other statutes, treaties, rules, regulations, guidelines, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Regulatory Agency charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Regulatory Agency, in each case whether or not having the force of law and Law means each or any of them . Lien means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract, including, without limitation, any security interest, mortgage, deed of trust, pledge, lien or other encumbrance of any kind or nature whatsoever, any conditional sale or trust receipt and any lease, consignment or bailment for security purposes . Loan Documents mean this Agreement, the Note, the Closing Certificate, and all other agreements, documents, instruments and certificates connected with or otherwise relating to this Agreement or the Revolving Credit Loans made hereunder, all as the same may from time to time be amended, modified, extended or renewed . Material At/verse Effect means (a) a material adverse effect on the Properties, assets, liabilities, business, operations, income or financial condition of Borrower, Subsidiary Banks and/or any Subsidiary, taken as a whole, (b) material impairment of the ability of Borrower to perform any of its obligations under this Agreement, the Note, or any of the other Loan Documents or (c) material impairment of the enforceability of the rights of, or benefits available to, Lender under this Agreement, the Note, or any of the other Loan Documents. Moody's means Moody's Investors Service, Inc. or any successor thereto. Multiemployer Plan means a "multiemployer plan" as defined in Section 400 I (a) (3) of ERISA which is maintained for employees of Borrower, any other Obligor, any ERISA Affiliate or Subsidiary Bank . Net Income means, with respect to any Person for any period, the aggregate net income (or net loss) of such Person for such period equal to net revenues and other proper income less the aggregate amount of any and all items which are

6609926 Thompson Coburn LLP - 5 - treated as expenses under GAAP, and less Federal, state and local income taxes, but excluding from the definition of Net Income any extraordinary gains or losses, all determined in accordance with GAAP. New York Banking Day means any day (other than a Saturday or Sunday) on which commercial banks are open for business in New York, New York . Note is defined in Section 2.02(a). Notice of Borrowing is defined in Section 2.0 I (b). Obligations mean any and all indebtedness, liabilities and obligations of Borrower to Lender under the Note, this Agreement, any of the other Loan Documents, any letters of credit and related agreements, any interest rate derivative agreements, or any other agreement, instrument or document heretofore, now or hereafter executed and delivered by Borrower to Lender, in each case whether now existing or hereafter arising, absolute or contingent, joint and/or several, secured or unsecured, direct or indirect, expressed or implied in law, contractual or tortious, liquidated or unliquidated, at law or in equity, or otherwise, and whether created directly or acquired by Lender by assignment or otherwise, and any and all costs of collection and/or Attorneys' Fees incurred or to be incurred in connection therewith . Obligor means Borrower and each other Person who is or shall become primarily or secondarily liable on any of the Obligations or who grants Lender a Lien upon any Property or assets of such Person as collateral for any of the Obligations . OFAC means the U.S. Department of Treasury's Office of Foreign Assets Control and any successor thereto. Other Real Estate means the value of (i) all real estate owned by Subsidiary Banks, or (ii) listed as such in the most recent reports of Subsidiary Banks to any Regulatory Agency, whichever is most current . Other Ta.'Ces is defined in Section 2.07(b). Payment Notice is defined in Section 2.06. PBGC means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA . Pension Pla 11 means any "pension plan" as such term is defined in Section 3 (2) of ERISA which is subject to the provisions of Title IV of ERISA and which is established or maintained by Borrower, any other Obligor, any ERISA Affiliate or any Subsidiary Bank, other than a Multiemployer Plan . Permitted Acquisition means (a) the First Texas Acquisition, (b) the Southwest Bancorp Acquisition, and (c) any other Acquisition by Borrower, Subsidiary Banks, or their Subsidiaries of the assets or Capital Stock of an ongoing business similar to, consistent with or complementary of the lines of business of Borrower, Subsidiary Banks and their Subsidiaries as of the Effective Date which satisfies each of the following conditions : (i) both immediately before and immediately after giving effect to such Acquisition, no Default or Event of Default shall exist ; and (ii) such Acquisition is not prohibited under the terms of any other agreement executed by Borrower, any Subsidiary Bank or any of their Subsidiaries, including, without limitation, any agreement pertaining to or evidencing any other permitted Indebtedness of Borrower, any Subsidiary Bank or any of their Subsidiaries . Person means an individual, partnership, corporation, limited liability company, trust, unincorporated organization or association, and a government or agency or political subdivision thereof . Primary Capital means total consolidated equity of Borrower, plus Subordinated Debt, plus Consolidated Loan Loss Reserves, plus Consolidated Loan Discounts, all of which will be determined in accordance with GAAP applicable to banks . Property means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible ; and Properties mean the plural of Property . For purposes of this Agreement, Borrower, and a Subsidiary Bank, as the case may be, shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale

6609926 Thompson Coburn LLP - 6 - agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes. Regulation is defined in Section 2.06. Regulatory Agency means any Federal, state or local governmental or regulatory agency, authority, entity or official having jurisdiction over the banking or other related activities of Borrower, any Subsidiary Bank, and/or any Subsidiary, including, without limitation (to the extent applicable), the Treasury, the Federal Reserve, the FDIC, the SEC, the Arkansas State Bank Department, the Tennessee Department of Financial Institutions and the Oklahoma Banking Department, and any successors thereto . Related Party means any Person which directly or indirectly through one or more intermediaries controls, or is controlled by or is under common control with, Borrower, or Subsidiary Banks . The term "controf' means the possession, directly or indirectly, of the power to vote I 0 % or more of the Capital Stock of any Person or the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise : provided that a Person that "controls" Borrower shall be limited to any Person that has the authority to vote I 0 % or more of the Capital Stock of Borrower . Reportable Event has the meaning given to such term in ERISA. Reprice Date means the first day of each month : provided that if the initial Revolving Credit Loan hereunder occurs other than on a Reprice Date, the initial one - month LIBOR rate shall be that one - month LIBOR rate in effect two (2) New York Banking Days prior to the date of the initial Revolving Credit Loan, which rate plus the Applicable Margin shall be in effect until the next Reprice Date . Revolving Credit Commitment means, subject to any reduction thereof pursuant to Section 2.0l(c), $75,000,000. Revolving Credit Loan and Revolving Credit Loans are defined in Section 2.0 I (a). Revolving Credit Period means the period commencing on the date of this Agreement and ending October 5 , 2018 ; provided , however, that the Revolving Credit Period shall end on the date the Revolving Credit Commitment is terminated pursuant to Section 6 or otherwise . S&P means Standard and Poor's Ratings Services, a division of The McGraw - Hill Companies, Inc. or any successor thereto. Sanctions means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U . S . government, including those administered by OFAC or the U . S . Department of State or (b) the United Nations Security Council, the European Union or Her Majesty's Treasury of the United Kingdom . SEC means the United States Securities and Exchange Commission. Senior Loan Pool means those loans represented by the unsecured term promissory notes executed by Borrower and payable to the order of certain downstream financial institutions, which are due and payable in October 2020 and which, as of the Effective Date, are in the aggregate principal amount of $ 45 , 675 , 000 . Southwest Ba 11 corp Acquisition means the proposed Acquisition by Borrower of Southwest Bancorp, Inc . , which was approved by the Federal Reserve on August 25 , 2017 and as of the Effective Date, is subject to the approval of the shareholders of Borrower and Southwest Bancorp, Inc . Subordinated Debt means as of the date of any determination thereof, the aggregate principal amount of all Indebtedness of Borrower outstanding as of such date which is subordinated in writing (either by its terms or pursuant to a subordination agreement) to the payment and priority of all of Obligations in form and substance satisfactory to Lender .

6609926 Thompson Coburn LLP - 7 - Subsidiary means, with respect to any Person, (a) any corporation more than 50 % of the outstanding Capital Stock having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (b) any partnership, limited liability company, association, joint venture or similar business organization more than 50 % of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled ; provided that the following shall not be considered a Subsidiary for any purpose hereunder unless specifically noted in a particular section of this Agreement (i) any trust established by Borrower for the purpose of issuing trust preferred securities and related trust common securities, (ii) Heartland Bank, an Arkansas chartered bank ("Heartland Bank"), and (iii) an Immaterial Subsidiary . Subsidiary Bank means each of Simmons Bank, an Arkansas chartered bank, and each other Subsidiary that is a Bank ; and Subsidiary Banks means all of them ; provided that Heartland Bank shall not be considered a Subsidiary Bank for any purpose hereunder unless specifically noted in a particular section of this Agreement . Treasury means the United States Department of the Treasury. U . S . Govemment Guaranteed Loans means those loans made or held by Subsidiary Banks that are guaranteed by the U . S . Small Business Administration, the U . S . Federal Housing Administration, the U . S . Department of Agriculture or other federal departments, agencies or related entities . USA PATRIOT Act means the USA PATRIOT Act (Title Ill of Pub . L . I 07 - 56 (signed into law October 26 , 200 I)), as amended from time to time, and any successor statute . Voting Stock means, with respect to any corporation, partnership, limited liability company or other entity, any Capital Stock of or in such corporation, limited liability company, partnership or other entity whose holders are entitled under ordinary circumstances to vote for the election of directors (or Persons performing similar functions) of such corporation, limited liability company, partnership or other entity (irrespective of whether at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency) . Well capitalized is defined in the FDIC Capital Guidelines ( 12 CFR † 325 . 103 (b)(I)), and as of the Effective Date until the FDIC Capital Guidelines have been revised, a Subsidiary Bank shall be deemed to be well capitalized if such Subsidiary Bank has (a) a "total risk - based capital ratio" (defined in 12 C . F . R . † 325 . 2 (y)) of I 0 . 0 % or greater, (b) a "Tier I risk - based capital ratio" (defined in 12 C . F . R . † 325 . 2 (w)) of 6 . 0 % or greater, and (c) a "leverage ratio" (defined in 12 C.F.R. † 325.2(m)) of 5.0% or greater and (d) is not subject to any written agreement, order, capital directive, or prompt corrective action directive issued by the FDIC pursuant to 12 U.S.C. † 1818, 12 U.S.C. † 18310, 12 U.S.C. † 3907, or any regulation thereunder, to meet and maintain a specific capital level for any capital measure. SECTION 2 - THE REVOLVING CREDIT 2 . 01 Revolving Credit Commitment (a) Subject to the terms and conditions set forth in this Agreement and so long as no Default or Event of Default has occurred and is continuing, during the Revolving Credit Period, Lender agrees to make such loans to Borrower (individually, a "Revolving Credit Loan" ; and collectively, the "Revolving Credit Loans") as Borrower may from time to time request pursuant to Section 2 . 0 I (b) . Each Revolving Credit Loan under this Section 2 . 0 I (a) shall be for an aggregate principal amount of at least $ I 00 , 000 or any larger multiple of $ 50 , 000 . The aggregate principal amount of Revolving Credit Loans which Lender shall be required to have outstanding under this Agreement as of any date shall not exceed the amount of the Revolving Credit Commitment as of such date . Within the foregoing limits, Borrower may borrow under this Section 2 . 0 I (a), prepay under Section 2 . 03 (c) and re - borrow at any time during the Revolving Credit Period under this Section 2 . 0 I (a) . All Revolving Credit Loans not paid prior to the last day of the Revolving Credit Period, together with all accrued and unpaid interest thereon and all fees and other amounts owing by Borrower to Lender with respect thereto, shall be due and payable on the last day of the Revolving Credit Period . (b) Borrower shall give written notice (a "Notice of Borrowing") to Lender by I 0 : 00 a . m . (Central Time) on the Business Day of each advance of a Revolving Credit Loan specifying (i) the date of such Revolving Credit Loan, which must be a Business Day, and (ii) the aggregate principal amount of such Revolving Credit Loan . Unless Lender determines that any applicable condition specified in Section 3 of this Agreement has not been satisfied, Lender shall make the proceeds of any Revolving Credit Loan available to Borrower by crediting such funds to a demand deposit account at Lender specified credited and applied to the installments of principal in the inverse order of their stated maturity. 6609926 Thompson Coburn LLP - 8 - by Borrower (or such other account mutually agreed upon in writing between Lender and Borrower) . Borrower irrevocably authorizes Lender to rely on electronic mail, telecopy or written instructions of any individual identifying himself or herself as one of the individuals listed on Schedule 2 . 0 l{b) attached below (or any other individual from time to time authorized to act on behalf of Borrower pursuant to a resolution adopted by the Board of Directors of Borrower and certified by the Secretary of Borrower and delivered to Lender) ("Authorized Persons") with respect to any request to make a Revolving Credit Loan or a repayment hereunder, and on any signature which Lender in good faith believes to be genuine, and Borrower shall be bound thereby in the same manner as if such individual were actually authorized or such signature were genuine . Borrower also agrees to indemnify Lender and hold Lender harmless from and against any and all claims, demands, damages, liabilities, losses, costs and expenses (including . without limitation, Attorneys' Fees but excluding any claims, demands, damages, liabilities, losses, costs and expenses incurred by Lender as the result of its gross negligence or intentional misconduct) relating to or arising out of or in connection with Lender's good faith acceptance of instructions for making Revolving Credit Loans or repayments hereunder . (c) If the amount of the Revolving Credit Commitment on any date is less than the aggregate principal amount of all Revolving Credit Loans outstanding as of such date, Borrower shall be automatically required (without demand or notice of any kind by Lender, all of which are hereby expressly waived by Borrower) to immediately repay the Revolving Credit Loans in an amount sufficient to reduce the amount of the aggregate principal amount of all Revolving Credit Loans outstanding as of such date to an amount equal to or less than the amount of the Revolving Credit Commitment 2 . 02 Revolving Credit Note . The Revolving Credit Loans shall be evidenced by the Revolving Credit Note of Borrower dated as of the Effective Date, and payable to the order of Lender in the principal amount equal to the maximum amount of the Revolving Credit Commitment, which Revolving Credit Note shall be in substantially the form of Exhibit A attached below and incorporated herein by reference (as the same may from time to time be amended, modified, extended, renewed or restated, the "Note") . (b) Lender shall record in its books and records the date and amount of each Revolving Credit Loan and each payment of principal and/or interest made by Borrower with respect thereto ; provided, however, that the obligation of Borrower to repay each Revolving Credit Loan made to Borrower hereunder shall be absolute and unconditional, notwithstanding any failure of Lender to make any such recordation or any mistake by Lender in connection with any such recordation . The books and records of Lender showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth absent manifest error . 2.03 Interest Rates and Payments . (a) Interest on the principal balance of each Revolving Credit Loan shall accrue at an annual rate equal to the Applicable Margin plus the greater of (i) 0 % and (ii) the one - month LIBOR rate quoted by Lender from Reuters Screen LIBOR 0 I Page or any successor thereto, which may be designated by Lender as provided below and which shall be that one month LIBOR rate in effect two (2) New York Banking Days prior to the Reprice Date, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation, such rate rounded up to the nearest one - sixteenth percent and such rate to be reset monthly on each Reprice Date . Lender's internal records of applicable interest rates (including without limitation, but only after thirty (30) days' prior notice of same is provided by Lender to Borrower, Lender's designation of any successor interest rate index if the rate index described above shall become temporarily unavailable or shall cease to exist) shall be determinative in the absence of manifest error . (b) After maturity of the Revolving Credit Loans, whether by reason of acceleration or otherwise, interest shall continue to accrue on each Revolving Credit Loan and be payable on demand on the entire outstanding principal balance thereof at an annual rate equal to 2 % over and above the otherwise applicable interest rate . Interest on each Revolving Credit Loan shall be payable quarterly in arrears on the last day of each Fiscal Quarter, and at the maturity of the Revolving Credit Loans, whether by reason of acceleration or otherwise . All payments shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal . (c) Borrower shall have the right to prepay the Revolving Credit Loans in whole or in part at any time, provided that : (i) all billed/due and unpaid interest shall accompany such prepayment and (ii) all prepayments shall be

2 . 04 General Provisions as to Payments . Borrower shall make each payment of principal of, and interest on, the Revolving Credit Loans and all interest, fees and other amounts payable by Borrower under this Section 2 not later than 2 : 00 p . m . (Central Time) on the date when due, in Federal or other collected funds immediately available in St . Louis, Missouri, to Lender at its address referred to in Section 8 . 07 . Any such payment received by Lender after 2 : 00 p . m . (Central Time) shall be deemed to have been paid on the next succeeding Business Day . Whenever any payment of principal of, or interest on, the Revolving Credit Loans shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day . If the date for any payment of principal is extended by operation of law or otherwise, interest thereon, at the then applicable rate, shall be payable for such extended time . 2 . 05 Fees (a) From and including the date of this Agreement to but excluding the last day of the Revolving Credit Period, Borrower shall pay to Lender a nonrefundable commitment fee on the unused portion of the Revolving Credit Commitment (determined by subtracting the aggregate amount of all Revolving Credit Loans from the amount of the Revolving Credit Commitment) multiplied QY the Applicable Fee Percentage . Said commitment fee shall be (i) calculated on a daily basis, (ii) payable quarterly in arrears on the last Business Day of each Fiscal Quarter during the Revolving Credit Period and on the last Business Day of the Revolving Credit Period and (iii) calculated on an actual day, 360 - day year basis . (b) If Borrower fails to make any payment of any principal of or interest on any Revolving Credit Loan within ten ( I 0 ) days after the same becomes due, whether by reason of maturity, acceleration or otherwise, in addition to all of the other rights and remedies of Lender under this Agreement and at law or in equity, Borrower shall pay Lender on demand with respect to each such late payment a late fee in an amount not to exceed 5 % of each late payment . 6. Incre as ed Costs . If there shall occur any adoption or implementation of, or change to, any Regulation, or interpretation or administration thereof, which shall have the effect of imposing on Lender (or Lender's holding company) any increase or expansion of or any new tax (excluding taxes on its overall income and franchise taxes), charge, fee, assessment or deduction of any kind whatsoever, or reserve, capital adequacy, special deposits or similar requirements against credit extended by, assets of, or deposits with or for the account of Lender or other conditions affecting the extensions of credit under this Agreement or evidenced by the Note ; then Borrower shall pay to Lender such additional amount as Lender deems necessary to compensate Lender for any increased cost to Lender attributable to the extension(s) of credit under this Agreement or evidenced by the Note and/or for any reduction in the rate of return on Lender's capital and/or Lender's revenue attributable to such extension(s) of credit . As used above, the term "Regulation" shall include any federal, state or international law, governmental or quasi - governmental rule, regulation, policy, guideline or directive (including but not limited to the Dodd - Frank Wall Street Reform and Consumer Protection Act and enactments, issuances or similar pronouncements by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices or any similar authority and any successor thereto) that applies to Lender . Lender's determination of the additional amount(s) due under this Section 2 . 06 shall be binding in the absence of manifest error . Lender shall notify Borrower that events or conditions have occurred that may result in increased costs to Lender or reductions in amounts to be received by Lender (the "Event Notice") . Once the amount of the increased costs or reductions in amounts to be received is determined, Lender shall give Borrower notice thereof(the "Payment Notice") and, within 30 days of the Payment Notice, Borrower shall pay Lender such additional amount or amounts as will compensate Lender for such increased costs or reduction in amounts to be received . Borrower shall not be required to compensate Lender pursuant to this Section 2 . 06 for any increased costs or reductions suffered prior to the date that Lender sends Borrower the Event Notice . Lender's method of determining any amount payable to Lender under this Section 2 . 06 shall be substantially similar to the method used by Lender in implementing similar provisions for similarly situated borrowers and extensions of credit . Upon request, Lender shall provide to Borrower a statement of the amount and basis of calculation of any such increased cost, reduction in return and/or revenue . 7. Taxes . (a) Any and all payments by Borrower to or for the account of Lender under or in respect of this Agreement, the Note and/or any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, taxes imposed on or measured by Lender's net income, and franchise taxes imposed on Lender, by the jurisdiction under the Laws of which it is organized or any political subdivision, state or taxing authority thereof or therein (all such non - excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If 6609926 Thompson Coburn LLP - 9 -

6609926 Thompson Coburn LLP - IO - Borrower shall be required by Law to deduct any Taxes from or in respect of any sum payable by Borrower to Lender under or in respect of this Agreement, the Note and/or any other Loan Document, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2 . 07 (a)) Lender receives an amount equal to the sum it would have received had no such deduction of Taxes been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) Borrower shall furnish to Lender at its address referred to in Section 7 . 07 , the original or a certified copy ofa receipt evidencing payment thereof . (b) In addition, Borrower agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made under or in respect of this Agreement, the Note and/or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement, the Note and/or any other Loan Document (hereinafter referred to as "Other Taxes") . (c) Borrower agrees to indemnify Lender for the full amount of Taxes or Other Taxes, respectively (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 2 . 22 ), paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto . This indemnification shall be made within fifteen (15) days from the date Lender makes demand therefor, accompanied by a certificate of Lender setting forth in reasonable detail its computation of the amount or amounts to be paid to it hereunder . (d) The provisions of this Section 2 . 07 shall survive any expiration or termination of this Agreement and the payment of the Notes and the other Borrower's Obligations . SECTION 3 - PRECONDITIONS TO REVOLVING CREDIT LOANS . 3 . 0 I Initial Revolving Credit Loan . Notwithstanding any provision contained in this Agreement to the contrary, Lender shall have no obligation to make the initial Revolving Credit Loan under this Agreement unless Lender shall have first received the following, all in form and substance acceptable to Lender : (a) this Agreement, the Note and the Closing Certificate, each executed by a duly authorized officer of Borrower ; (b) copies of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Agreement, the Note, and the other Loan Documents, certified by the Secretary of Borrower ; (c) copies of the Articles of Incorporation of Borrower, including any amendments thereto, certified by the Secretary of State of Arkansas ; (d) copies of the By - laws of Borrower, including any amendments thereto, certified by the Secretary of Borrower ; (e) a certificate of good standing for Borrower issued by the Secretary of State of Arkansas and if available, a certificate of good standing for each Subsidiary Bank from the state of their respective incorporation ; (t) an opinion of counsel from Patrick A . Burrow, Executive Vice President, General Counsel & Secretary of Borrower, in a form acceptable to Lender ; and (g) such other agreements, documents, instruments, certificates and assurances as Lender may reasonably request . Any one or more of the conditions set forth above which have not been satisfied by Borrower on or prior to the date of disbursement of the initial Revolving Credit Loan under this Agreement shall not be deemed permanently waived by Lender unless Lender shall waive the same in a writing which expressly states that the waiver is permanent, and in all cases in which the waiver is not stated to be permanent Lender may at any time subsequent thereto insist upon compliance and satisfaction of any such condition as a condition to any subsequent Revolving Credit Loan under this Agreement and failure of Borrower

Company Only Financial Statements for Large Bank Holding Companies (FR Y - 9LP) for Borrower as of June 30, 2017; and 6609926 Thompson Coburn LLP - 11 - to comply with any such condition within five (5) Business Day's written notice from Lender to Borrower shall constitute an Event of Default . 3 . 02 All Revolving Credit Loans . Notwithstanding any provision contained in this Agreement to the contrary, Lender shall have no obligation to make any Revolving Credit Loan under this Agreement unless : (a) Lender shall have received a Notice of Borrowing; (b) both immediately before and immediately after giving effect to the making, continuation or conversion of such Revolving Credit Loan, no Default or Event of Default under this Agreement shall have occurred and be continuing ; (c) all of the representations and warranties made Borrower in this Agreement and/or in any other Loan Document shall be true and correct in all material respects (or, with respect to any such representation or warranty that is qualified as to "materiality" or "Material Adverse Effect", shall be true and correct in all respects) on and as of the date of the making, continuation or conversion of such Revolving Credit Loan as if made on and as of the date of the making, continuation or conversion of such Revolving Credit Loan (except (x) to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to any such representation or warranty that is qualified as to "materiality" or "Material Adverse Effect", shall be true and correct in all respects) as of such earlier date and (y) that for purposes of this Section 3 . 02 (c), the representations and warranties made by Borrower in Section 4 . 04 shall be deemed to refer to the most recent financial statements of Borrower and its Consolidated Subsidiaries delivered to Lender pursuant to Sections 5 . 03 (a) and/or 5 . 03 (d), as applicable) . Each request for the making of a Revolving Credit Loan by Borrower under this Agreement shall be deemed to be a representation and warranty by Borrower on the date of the making of such Revolving Credit Loan as to the facts specified in clauses (b) and (c) of this Section 3 . 02 . SECTION 4 - REPRESENTATIONS AND WARRANTIES To induce Lender to make the Revolving Credit Loans, Borrower represents and warrants to Lender that: 4 . 0 I Corporate Existence and Power . Each of Borrower, each Subsidiary Bank and each other Subsidiary : (a) is duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization ; (b) has all requisite corporate or other powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted ; and (c) is duly qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect on its business, financial condition or operations . Borrower is a "bank holding company" as defined in and within the meaning of 12 U . S . C . † 1841 (a)(I), and as such Borrower has filed all necessary reports with and received all necessary approvals from the Federal Reserve . Each Subsidiary Bank is an "insured bank" as defined in and within the meaning of 12 U . S . C . † I 8 I 3 (h) . 2. Corporate Authorization . The execution, delivery and performance by Borrower of this Agreement, the Note, and the other Loan Documents are within the corporate powers of Borrower and have been duly authorized by all necessary corporate action . 3. Binding Effect . This Agreement, the Note, and the other Loan Documents have been duly authorized, executed and delivered and constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights in general . 4. Financial Statements . Borrower has filed with the appropriate Regulatory Agency or furnished Lender with the following financial statements : (a) consolidated balance sheets and profit and loss statements of Borrower and its Consolidated Subsidiaries as of December 31 , 20 I 6 , all certified by Borrower's independent certified public accountants, which financial statements have been prepared in accordance with GAAP ; and (b) the Consolidated Financial Statements for Bank Holding Companies (FR Y - 9 C) of Borrower and its Consolidated Subsidiaries as of June 30 , 2017 ; (c) the Parent

(d) the Consolidated Reports of Condition and Income For A Bank With Domestic Offices Only (FFIEC 041 ) of each Subsidiary Bank as of June 30 , 2017 . Borrower further represents that : (i) said financial statements fairly present in all material respects the financial condition of Borrower and its Consolidated Subsidiaries as of the dates thereof, (ii) there has been no change in the financial condition or operation of Borrower or any of its Consolidated Subsidiaries since December 31 , 2016 that could have a Material Adverse Effect, and (iii) neither Borrower nor any of its Consolidated Subsidiaries has any direct or contingent liabilities which are not disclosed on said financial statements which could have a Material Adverse Effect . 5. Litigation . Except as disclosed in Schedule 4 . 05 attached below, there is no action or proceeding pending or, to the Knowledge of Borrower, threatened against or affecting Borrower, any Subsidiary Bank or any other Subsidiary before any court, arbitrator or governmental, regulatory or administrative body, agency or official which could result in any change in the financial condition or operation of Borrower, any Subsidiary Bank or any Subsidiary that could have a Material Adverse Effect, and neither Borrower, any Subsidiary Bank nor any Subsidiary is in default with respect to any order, writ, injunction, decision or decree of any court, arbitrator or governmental, regulatory or administrative body, agency or official which could have a Material Adverse Effect on Borrower, any Subsidiary Bank or any other Subsidiary . 6. Pension and Welfare Plans . Each Pension Plan complies with all applicable statutes and governmental rules and regulations ; no Reportable Event has occurred and is continuing with respect to any Pension Plan ; neither Borrower, any ERISA Affiliate, nor any Subsidiary Bank has withdrawn from any Multiemployer Plan in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 or 4205 of ERISA, respectively ; no steps have been instituted by Borrower, any ERISA Affiliate or any Subsidiary Bank to terminate any Pension Plan ; no condition exists or event or transaction has occurred in connection with any Pension Plan or Multiemployer Plan which could result in the incurrence by Borrower, any ERISA Affiliate or any Subsidiary Bank of any material liability, fine or penalty ; and neither Borrower, any ERISA Affiliate, nor any Subsidiary Bank is a "contributing sponsor" as defined in Section 400 I (a) (13) of ERISA of a "single - employer plan" as defined in Section 400 I (a) (15) of ERISA which has two or more contributing sponsors at least two of whom are not under common control . Neither Borrower nor any Subsidiary Bank has any contingent liability with respect to any "employee welfare benefit plans", as such term is defined in Section 3 (a) of ERISA, which covers retired employees and their beneficiaries . 7. Tax Returns . Borrower, each Subsidiary Bank and each other Subsidiary has filed all Federal, state and local income tax returns and all other tax returns which are required to be filed and has paid all taxes due pursuant to such returns or pursuant to any assessment received by Borrower, each Subsidiary Bank and each other Subsidiary, except for the filing of such returns, if any, in respect of which an extension of time for filing is in effect, and except where the payment of such tax, assessment, government charge or levy is being contested in good faith and by appropriate proceedings and adequate reserves in compliance with GAAP have been set aside on the books of Borrower, each Subsidiary Bank and each other Subsidiary, as appropriate . 8. Subsidiaries . Schedule 4 . 08 attached below contains a list of all Subsidiaries of Borrower that exist as of the Effective Date . All of the issued and outstanding Capital Stock of each Subsidiary owned by Borrower is duly authorized, validly issued and fully paid and non - assessable . 9. Compliance With Other Instruments ; None Burdensome . None of the execution and delivery by Borrower of the Loan Documents, the consummation of the transactions therein contemplated or the compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Borrower or any Subsidiary Bank, or any of the provisions of their Articles or Certificate of Incorporation or Association, or Bylaws or any of the provisions of any indenture, agreement, document, instrument or undertaking to which Borrower or any Subsidiary Bank is a party or subject, or by which it or its Property is bound . No order, consent, approval, license, authorization or validation of, or filing (other than SEC filings), recording or registration with, the exemption by, any governmental, regulatory, administrative or public body or authority, or any subdivision thereof, which has not already been obtained, is required to authorize, or is otherwise required in connection with, the execution, delivery or performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents . 10. Other L oans and Guarantees . Except as disclosed by Borrower to Lender, neither Borrower nor any Subsidiary Bank (except in the ordinary course of their businesses) is borrower, guarantor or obligor with respect to any loan transaction, guarantee or other indebtedness for borrowed money in the principal amount in excess of $ 10 , 000 , 000 . 6609926 Thompson Coburn LLP - 12 -

11. Title to Property . Borrower, each Subsidiary Bank and each other Subsidiary are each the sole and absolute owner of, or has the legal right to use and occupy, all Property it claims to own or which is necessary for Borrower, each Subsidiary Bank and each other Subsidiary to conduct its business except where such failure would not have a Material Adverse Effect . Neither Borrower, each Subsidiary Bank nor each other Subsidiary has signed (or authorized the filing ot) any financing statements, security agreements or chattel mortgages with respect to any of its Property, has granted or permitted any Liens with respect to any of its Property or, to Borrower's Knowledge, is there any Lien with respect to any Property of Borrower, any Subsidiary Bank or any other Subsidiary, except for Liens (a) granted in the ordinary course of their businesses, (b) relating to computer and office equipment (that is leased or purchased), and (c) as otherwise disclosed by Borrower to Lender . 12. Regulation U . No part of the proceeds of any Revolving Credit Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately (a) except in connection with Permitted Acquisitions, to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, or to refund or repay indebtedness originally incurred for such purpose or (b) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the regulations of Federal Reserve, including, without limitation, Regulations G, U, Tor X thereof, as amended . 13. Environmental Matters . There are no disputes relating to environmental matters pending (nor, to the Knowledge of Borrower, are there any disputes threatened nor, to the Knowledge of Borrower, is there any basis therefor) affecting Borrower, any Subsidiary Bank or any other Subsidiary whether or not in or before any court or arbitrator of any kind or involving any governmental or regulatory body, which, if adversely determined could, singly or in the aggregate, have a Material Adverse Effect, including, without limitation, any notice from any agency, state or Federal, that Borrower, any Subsidiary Bank or any other Subsidiary is a potentially responsible party for the cleanup of any environmental waste site, that Borrower, Subsidiary Bank or any Subsidiary is in violation of any environmental permit or regulation, that Borrower, any Subsidiary Bank or any other Subsidiary has been placed on any registry of solid or hazardous waste disposal sites, or of the expiration, revocation or denial of any environmental permit or other loss of interim status or other current authorization to operate any unit or portion of the facilities of Borrower, Subsidiary Bank or any Subsidiary . 14. Shares of Subsidiary Banks . Borrower is the sole legal and beneficial owner of I 00% (or such lower percentage as disclosed by Borrower to Lender) of the outstanding and issued shares of common stock of Subsidiary Banks, subject to no Liens, warrants, options, proxies, restrictions on transfer, resale or other disposition ; all of such shares are all validly issued, fully paid and non - assessable ; and Borrower has the unqualified right and power to grant a security interest in such shares without the consent of any other Person being required therefor . As of the Effective Date, there are no warrants or options, or any agreements to issue any warrants or options, outstanding with respect to any class of Capital Stock of Subsidiary Banks . 15. Anti - Corruption Laws : Sanctions . Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower, its directors and agents, are in compliance with Anti - Corruption Laws and applicable Sanctions in all material respects . Borrower has implemented and maintains in effect for itself and its Subsidiaries policies and procedures to ensure compliance by Borrower, its Subsidiaries, and their respective officers, employees, directors, and agents with Anti - Corruption Laws and applicable Sanctions . None of the Borrower, any of its Subsidiaries or, to the knowledge of Borrower, any directors, officer[, employee, agent, or affiliate of Borrower or any of its Subsidiaries is an individual or entity that is, or is 50 % or more owned (individually or in the aggregate, directly or indirectly) or controlled by individuals or entities (including any agency, political subdivision or instrumentality of any government) that are (i) the target of any Sanctions or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions (currently Crimea, Cuba, Iran, North Korea, Sudan and Syria) . SECTION 5 - AFFIRMATIVE COVENANTS Borrower covenants and agrees that, as long as any of the Obligations are outstanding, it will, and it will cause or permit any Subsidiary Bank or any other Subsidiary to do the following : 5 . 0 I Insurance . Keep adequately insured, and cause each Subsidiary Bank and each other Subsidiary to keep adequately insured, by financially sound and reputable insurers, all Property of Borrower, each Subsidiary Bank and each other Subsidiary of the character usually insured by corporations engaged in the same or similar businesses similarly situated, 6609926 Thompson Coburn LLP - 13 -

6609926 Thompson Coburn LLP - 14 - against loss or damage of the kind customarily insured against by such Persons, except to the extent that the failure Borrower, any Subsidiary Bank or any other Subsidiary to keep its Property so insured would not have a Material Adverse Effect and cause each Subsidiary Bank to maintain coverage under a banker's blanket bond in an amount equal to the greater of the amount of coverage currently maintained by such Subsidiary Bank or the minimum coverage recommended by the applicable Regulatory Agency(ies) . Promptly after Lender's request there for, Borrower shall provide Lender with evidence that each Subsidiary Bank and each other Subsidiary maintain, the insurance required under this Section 5 . 0 I, and evidence of the payment of all premiums therefor . 2. Payment of Taxes . Duly file, and cause each Subsidiary Bank and each other Subsidiary to duly file prior to delinquency, all Federal, state and local income tax returns and all other tax returns and reports of Borrower, each Subsidiary Bank and each other Subsidiary, as the case may be, which are required to be filed ; and pay, and cause each Subsidiary Bank and each other Subsidiary to pay, when due, all taxes and governmental charges assessed against or upon Borrower, Subsidiary Bank, and each Subsidiary, as the case may be, or upon their respective Properties, assets, income or franchises except where the payment of such tax, assessment, government charge or levy is being contested in good faith and by appropriate proceedings and adequate reserves in compliance with GAAP have been set aside on the books of Borrower, Subsidiary Bank or such Subsidiary, as appropriate . 3. Financial Data . Deliver to Lender: (a) As soon as practicable and in any event within 45 days after the end of each Fiscal Quarter, unaudited consolidated balance sheets of Borrower and its Subsidiaries as of the end of such Fiscal Quarter (which may be filed with the SEC as SEC Form I 0 Q) and the related consolidated statements of income, and cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form, the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, prepared in accordance with GAAP consistently applied . (b) As soon as practicable and in any event within 45 days after the end of each Fiscal Quarter, the (i) Consolidated Financial Statements for Bank Holding Companies (FR Y - 9 C) of Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP consistently applied ; and (ii) Parent Company Only Financial Statements for Large Bank Holding Companies (FR Y - 9 LP) for Borrower, prepared in accordance with GAAP consistently applied . (c) As soon as practicable and in any event within 45 days after the end of each Fiscal Quarter, the Consolidated Reports of Condition and Income For A Bank With Domestic Offices Only (FFIEC 041 ) of each Subsidiary Bank, prepared in accordance with GAAP consistently applied . (d) As soon as practicable and in any event within 90 days after the end of each Fiscal Year, consolidated statements of earnings and retained earnings of Borrower and its Consolidated Subsidiaries for such year, consolidated statements of cash flow of Borrower and its Consolidated Subsidiaries for such year, and consolidated balance sheets of Borrower and its Consolidated Subsidiaries as at the end of such year (which may be filed with the SEC as SEC Form I OK), setting forth in each case in comparative form corresponding figures from the preceding Fiscal Year, prepared in accordance with GAAP (subject to normal year - end adjustments and absence of footnote disclosures) . (e) Contemporaneously with the delivery of the financial statements pursuant to Section 5 . 03 (a) (including electronic or deemed delivery as provided in Section 5 . 03 (g)), a Compliance Certificate in substantially the form of that attached below and made a part hereof as Exhibit B (with appropriate insertions), executed by the President, Chief Executive Officer, or Chief Financial Officer of Borrower ; (t) Promptly after filing with any Regulatory Agency, and in any event within ten ( I 0 ) days after the filing thereof, copies of all publicly available portions of those financial statements, reports, filings and other documents which Borrower, any Subsidiary Bank, and/or any Subsidiary shall file with any Regulatory Agency ; and (g) With reasonable promptness, such other financial information and data as Lender may from time to time reasonably request .

6609926 Thompson Coburn LLP - 15 - Lender is hereby authorized to deliver a copy of any financial statement or other information made available by Borrower, any Subsidiary Bank, and/or any Subsidiary to any Regulatory Agency having jurisdiction over Lender, pursuant to any request therefore . Documents required to be delivered pursuant to this Section 5 . 03 (to the extent any such documents are included in materials otherwise filed with the SEC or any other Regulatory Agency) may be delivered electronically by posting such documents or providing a link thereto on Borrower's or any Subsidiary Bank's website or by posting the documents on an Internet or intranet website, if any, to which Lender has access (whether a commercial, third - party website or whether sponsored by Lender and the website of any Regulatory ) and, if so delivered, shall be deemed to have been delivered on the date (i) on which Borrower or any Subsidiary Bank posts such documents, or provides a link thereto on Borrower's website ; or (ii) on which such documents are posted on Borrower's or any Subsidiary Bank's behalf on an Internet or intranet website, if any, to which Lender has access (whether a commercial, third - party website, whether sponsored by Lender and whether the website of any Regulatory Agency) . 4. Maintenance of Property . Maintain, and cause each Subsidiary Bank and each other Subsidiary to maintain, all Property, plants and equipment (except obsolete equipment) of Borrower, each Subsidiary Bank and each other Subsidiary in good operating order, except where the failure of any Borrower, any Subsidiary Bank and any other Subsidiary to so maintain its Property would not have a Material Adverse Effect . 5. Corporate Existence . Do or cause to be done all things necessary to (a) preserve and keep in full force and effect the corporate existence, rights and franchises of itself, each Subsidiary Bank and each other Subsidiary except where failure to maintain such existence would not have a Material Adverse Effect, (b) duly qualify itself, each Subsidiary Bank and each other Subsidiary to do business in all jurisdictions where the nature of Property owned or leased by Borrower, each Subsidiary Bank and each other Subsidiary, or the nature of the business of Borrower, each Subsidiary Bank and each other Subsidiary requires such qualification except where the failure to maintain such qualification would not have a Material Adverse Effect, (c) maintain its status as a "bank holding company" under and within the meaning of 12 U . S . C . † 1841 (a)(i), (d) cause each Subsidiary Bank to preserve and keep in full force and effect its existence, franchise and right to do business as a trust company with banking powers, as the case may be, under the laws of the jurisdiction of its incorporation, and (e) maintain each Subsidiary Bank's status as an "insured bank" as defined in, or within the meaning of, 12 U . S . C . † I 8 I 3 (h), and to otherwise maintain each Subsidiary Bank's eligibility for federal deposit insurance . 6. Compliance with L aw . Comply to the best of Borrower's Knowledge in all material respects with, and cause each Subsidiary Bank and each other Subsidiary to comply to the best of Borrower's Knowledge in all material respects with, any and all Laws, to which it, each Subsidiary Bank and each other Subsidiary is subject, including without limitation, all Environmental Laws, Anti - Corruption Laws and applicable Sanctions ; and obtain, and cause each Subsidiary Bank and each other Subsidiary to obtain, any and all licenses, permits, franchises and other governmental and regulatory authorizations necessary to the conduct of the business of itself, each Subsidiary Bank and each other Subsidiary, which violation or failure to obtain does have or is likely to cause a Material Adverse Effect . Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by Borrower, Subsidiary Banks and their Subsidiaries and their respective directors, officers, employees and agents with Anti - Corruption Laws and applicable Sanctions . Borrower shall, and shall cause each Subsidiary Bank and each other Subsidiary to, provide such information and take such actions as are reasonably requested by Lender in order to assist Lender in maintaining compliance with anti - money laundering laws and regulations . 7. ERISA Compliance . If Borrower, each Subsidiary Bank or each other Subsidiary shall have, or in the future create, any Pension Plan, Borrower shall comply in all material respects with, and shall cause each Subsidiary Bank and each other Subsidiary to comply in all material respects with, all requirements of ERISA relating to such plan . Without limiting the generality of the foregoing, Borrower will not : (a) permit, or cause or allow Subsidiary each Bank, and each Subsidiary to permit, any Pension Plan maintained by it, each Subsidiary Bank or each other Subsidiary, as the case may be, to engage in any nonexempt "prohibited transaction", as such term is defined in section 4975 of the Internal Revenue Code of 1986 , as amended ; (b) permit, or cause or allow each Subsidiary Bank and each other Subsidiary to permit, any Pension Plan maintained by it, each Subsidiary Bank to incur any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA, 29 U . S . C . † I 082 , whether or not waived ; (c) terminate, or cause or allow each Subsidiary Bank and each other Subsidiary to terminate, any such Pension Plan in a manner which could result in the imposition of a Lien on the Property of Borrower, each Subsidiary Bank or each other Subsidiary, as the case may be, pursuant to section 4068 of ERISA, 29 U . S . C . † 1368 ; or (d) take, or cause or allow each Subsidiary Bank or each other Subsidiary to take, any action which would constitute or give rise to a complete or partial withdrawal from a multi - employer plan within the meaning of

Sections 4203 and 4205 of Title IV of ERISA . Notwithstanding any provision contained in this Section 5 . 08 to the contrary, an act by Borrower, each Subsidiary Bank or each other Subsidiary shall not be deemed to constitute a violation of subparagraphs (a) through (d) hereof unless Lender determines in good faith that said action, individually or cumulatively with other acts of the Borrower, each Subsidiary Bank or each other Subsidiary, does have or is likely to cause a Material Adverse Effect on the financial condition of Borrower, each Subsidiary Bank or each other Subsidiary . Borrower shall have the affirmative obligation hereunder to report to Lender any of those acts identified in subparagraphs (a) through (d) hereof, regardless of whether said act does or is likely to cause a Material Adverse Effect on the financial condition of the Borrower, each Subsidiary Bank or each other Subsidiary, and failure by Borrower to report such act promptly upon Borrower's becoming aware of the existence thereof shall constitute an Event of Default hereunder . 8. Risk - Based Capital Adequacy Guidelines . At all times to (a) be "well capitalized", as defined in the Holding Company Guidelines, (b) cause each Subsidiary Bank, prior to the time it merges into Simmons Bank, to be "well capitalized", as defined in the FDIC Capital Guidelines and (c) cause Subsidiary Banks (on a consolidated basis) to (i) be "well capitalized", as defined in the FDIC Capital Guidelines and (ii) to have for each of"total risk - based capital ratio", "Tier 1 risk - based capital ratio" and "leverage ratio" at a level that is at least I % greater than the then current level required under 12 C . F . R . Appendix D, † 325 . 103 (b)(l)(i), † 325 . 103 (b)(l)(ii) and † 325 . 103 (b)(l)(iii), respectively . 9. Consolidated Loan Loss Reserves plus Consolidated Loan Discounts to Consolidated Non - Performing Lo a ns . Cause each Subsidiary Bank to maintain at all times, measured quarterly as of the last day of each Fiscal Quarter, a ratio of (a) Consolidated Loan Loss Reserves plus Consolidated Loan Discounts to (b) Consolidated Non - Performing Loans of not less than 30% . 10. Consolidated Non - Performing Assets to Primary Capital . Cause Subsidiary Banks to maintain at all times, measured quarterly as of the last day of each Fiscal Quarter, a ratio of (a) Consolidated Non - Performing Assets to (b) Primary Capital, of not more than 20% . 11. Consolidated Return on Average Total Assets . Maintain a Consolidated Return on Average Assets Ratio at all times, measured quarterly as of the last day of each Fiscal Quarter (on a rolling four quarter basis), of at least 0 . 85% . 12. Holding Company Liquidity . Maintain at all times during the Term of this Agreement, measured quarterly as of the last day of each Fiscal Quarter, Holding Company Liquidity of at least $ I 5 , 000 , 000 . 13. Notices . Notify Lender in writing of any of the following within five (5) Business Days of Borrower obtaining Knowledge of the occurrence thereof, describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto : (a) Defa ul t. The occurrence of any Default or Event of Default under this Agreement; (b) Litigation . The institution of any litigation, arbitration proceeding or governmental or regulatory proceeding affecting Borrower, any Subsidiary Bank, any other Subsidiary whether or not considered to be covered by insurance seeking monetary damages from Borrower, Subsidiary Bank and/or any Subsidiary in an amount greater than $ 5 , 000 , 000 ; (c) Judgment . The entry of any judgment or decree against Borrower, any Subsidiary Bank or any other Subsidiary in an amount greater than $ 5 , 000 , 000 in the aggregate by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry ; (d) Pension Plans . The occurrence of a Reportable Event with respect to any Pension Plan ; the filing of a notice of intent to terminate a Pension Plan by Borrower, any ERISA Affiliate, any other Obligor or any Subsidiary Bank ; the institution of proceedings to terminate a Pension Plan by the PBGC or any other Person to terminate any Pension Plan ; the withdrawal in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 and 4205 , respectively, of ERISA by Borrower, any ERISA Affiliate, any other Obligor or any Subsidiary Bank from any Multiemployer Plan ; or the incurrence of any material increase in the contingent liability of Borrower, any other Obligor or any Subsidiary Bank with 6609926 Thompson Coburn LLP - 16 -

6609926 Thompson Coburn LLP - 17 - respect to any "employee welfare benefit plan" as defined in Section 3(1) of ERISA which covers retired employees and their beneficiaries; (e) Change of Name . Any change in the name of Borrower, any Subsidiary Bank, or any other Subsidiary; (t) Change in Place{s) of Business . Any proposed opening, closing or other change of the chief executive office of Borrower, or the main banking branch of any Subsidiary Bank ; (g) Environmental Matters . Receipt of any notice that the operations of Borrower, Subsidiary Bank or any other Subsidiary are not in full compliance with any of the requirements of any material Federal, state or local environmental, health or safety law, rule or regulation ; receipt of notice that Borrower, Subsidiary Bank or any other Subsidiary is subject to any Federal, state or local investigation evaluating whether any material remedial action is needed to respond to the release of any hazardous or toxic waste, substance or constituent or other substance into the environment ; or receipt of notice that any of the Properties or assets of Borrower, Subsidiary Bank or any other) are subject to an "Environmental Lien . " For purposes of this Section 5 . I 3 (g), "E 11 viro 11 me 11 tal Lien" mean a Lien in favor of any Regulatory Agency or other governmental entity, authority or official for (1) any liability under Federal, state or local environmental laws, rules or regulations or (2) damages arising from or costs incurred by any such governmental or regulatory agency, entity, authority or official in response to a release of a hazardous or toxic waste, substance or constituent or other substance into the environment, each in excess of $ 1 , 000 , 000 ; (h) Material Adverse Effect . The occurrence of any change in the business, operations or condition, financial or otherwise, of Borrower, Subsidiary Bank or any other Subsidiary that could have a Material Adverse Effect ; and (i) Regulatory Matters . The issuance of any cease and desist order against Borrower, Subsidiary Bank or any other Subsidiary and/or the entry of any memorandum of understanding or other agreement between Borrower, Subsidiary Bank or any other Subsidiary and any Regulatory Agency, regardless of whether the same is voluntary or involuntary if the impact of the same is adverse to Borrower, any Subsidiary Bank or any Subsidiary . 14. Utili za tion of Loan Proceeds . Utilize the proceeds of the Revolving Credit Loans solely for working capital purposes, to finance Distributions and to finance Permitted Acquisitions . Borrower will not request any Revolving Credit Loan, and will not use, and Borrower will ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Revolving Credit Loan in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti Corruption Laws . Borrower will not, directly or indirectly, use the proceeds of Revolving Credit Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Revolving Credit Loans, whether as underwriter, advisor, investor, or otherwise) . 15. Clean - Up Period Reduce the aggregate amount of outstanding Revolving Credit Loans to $0.00 for a period of 30 consecutive days at least one time during the Revolving Credit Period. SECTION 6 - NEGATIVE COVENANTS Borrower covenants and agrees that, as long as any of the Obligations are outstanding, it will not , and it will not cause or permit any Subsidiary Bank or any other Subsidiary to, without the prior written consent of Lender, not to be unreasonably withheld : 6 . 0 I Indebtedness . Create or incur any Indebtedness except (a) Indebtedness due Lender, (b) Indebtedness of a type consistent with that which exists as of the Effective Date, (c) Indebtedness of Subsidiary Banks to creditors in the ordinary course of its banking business, (d) Indebtedness relating to trust preferred securities issued by Borrower, (e) Indebtedness of an acquired institution in connection with a Permitted Acquisition and (t) Indebtedness under purchase money security agreements and Capitalized Leases and other unsecured Indebtedness, the aggregate principal amount of which shall not exceed $ 1 , 000 , 000 at any one time . 2. Merger or Consolidation etc . . Merge into or consolidate with any other entity or cause or permit any change in the ownership of more than I 0 % of the Capital Stock of any Subsidiary Bank or any other Subsidiary except in connection with Permitted Acquisitions . Borrower will not, and it will not cause or permit any Subsidiary Bank or any other Subsidiary to, directly or indirectly, consummate any Acquisitions other than Permitted Acquisitions . 3. Sale of Property . Sell, lease, transfer or otherwise dispose of any Property or assets of Borrower, any Subsidiary Bank or any other Subsidiary, as the case may be, except in the ordinary course of business ; provided, however, that the foregoing shall not preclude Borrower, any Subsidiary Bank or any other Subsidiary from selling, leasing, transferring or otherwise disposing ofless than substantially all of its assets other than in the ordinary course of business . 4. Distributions . Declare or incur any liability to make any Distributions in respect of the Capital Stock of Borrower, any Subsidiary Bank or any other Subsidiary ; provided that as long as no Default or Event of Default under this Agreement has occurred and is continuing or is created thereby, (a) each Subsidiary Bank shall be permitted to pay cash Distributions to Borrower and (b) Borrower shall be permitted to declare and pay cash Distributions on its Capital Stock . 5. Issuance of Stock etc . Authorize or issue any new types, varieties or classes of Capital Stock of any Subsidiary Bank or any other Subsidiary, either preferred or common, voting or nonvoting, or any bonds or debentures, subordinated or otherwise, or any stock warrants or options, or authorize or issue any additional shares of stock of any existing class of stock of any Subsidiary Bank or any other Subsidiary, or grant any person other than Lender any proxy for existing shares, or cause or allow or declare any stock splits or take any other action which could, directly or indirectly, decrease Borrower's ownership interest in any Subsidiary Bank and its other Subsidiaries . 6. Investments Make any advances or loans or extensions of credit to, purchase any stock (other than that of Borrower), bonds, notes, debentures or other securities of, make any expenditures on behalf of or in any manner assume liability (direct, contingent or otherwise) for the Indebtedness of, any Person, except (a) such guarantees, loans, advances and/or investments made by Subsidiary Bank or any other Subsidiary in the ordinary course of their banking or other business, (b) capital contributions, loans or advances from Borrower to any Subsidiary Bank or any other Subsidiary, (c) shares of stock, obligations and/or other securities received in settlement of claims arising in the ordinary course of business, (d) Investments in the ordinary course of business or in an amount not exceeding $ I 0 , 000 , 000 and (e) in connection with Permitted Acquisitions ; provided th a t immediately before or after giving effect thereto, no Default or Event of Default exists . 7. Liens . Create, incur, assume, permit the imposition of or allow the continuance of any Lien on any of the Property of Borrower, any Subsidiary Bank or any other Subsidiary, except for (a) Liens securing Indebtedness acquired in Permitted Acquisitions or otherwise made in the ordinary course of business, (b) Liens securing government deposits at any Subsidiary Bank, (c) Liens on Property or assets which secure loans or other extensions of credit made by Subsidiary Bank, (d) Liens on Property or assets acquired by any Subsidiary Bank or any other Subsidiary by foreclosure or by deed in lieu of foreclosure, (e) Liens on Property and assets of Subsidiary Bank that secure Indebtedness of Subsidiary Banks to creditors in the ordinary course of its banking business (including Federal Home Loan Banks, the Federal Reserve, and in connection with repurchase transactions), (t) liens for taxes, assessments or governmental charges that are not past due ; (g) liens, pledges, and deposits under workers' compensation, unemployment insurance, social security and similar Laws, (h) judgment liens, provided enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings and for which reserves have been established in accordance with GAAP ; (i) purchase money security interests and Capitalized Leases securing indebtedness permitted under Section 6 . 0 I and U) the Liens listed on the Lien search report received by Lender prior to the Effective Date . 6 . 08 Related P a rties . (a) Transfer any Property to any Person that Borrower has knowledge is a Related Party other than transfers in the ordinary course of business or (b) purchase or sign any agreement to purchase any securities of any Related Party (whether debt, equity or otherwise), underwrite or guarantee the same, or otherwise become obligated with respect thereto . 6609926 Thompson Coburn LLP - I 8 -

6609926 Thompson Coburn LLP - 19 - 9. Margin Stock . Except in connection with Permitted Acquisitions, permit any proceeds of the Revolving Credit Loans to be used either directly or indirectly for the purpose (whether immediate, incidental or ultimate) of "purchasing or carrying any margin stock" within the meaning of Regulation U of the Federal Reserve, as from time to time amended . 10. Nature of Business . Conduct or engage in any business if, as a result thereof, the general nature of the business which would thereafter be engaged in by Borrower, any Subsidiary Bank or any other Subsidiary, as the case may be, would be substantially changed from the general nature of the business engaged in on the date of this Agreement by Borrower, any Subsidiary Bank or any other Subsidiary, as the case may be, except to the extent such change with respect to any Subsidiary would not have or cause a Material Adverse Effect . 11. Other Agreements . Enter into any material agreement containing any provision which would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith . SECTION 7 - EVENTS OF DEFAULT If any of the following (each, an "Event of Defa 11 /f') shall occur and be continuing, unless otherwise waived in writing by Lender : 7 . 0 I Borrower shall fail to pay any of the Obligations (a) consisting of principal as and when the same shall become due and payable, whether by reason of demand, acceleration or otherwise or (b) consisting of interest or fees as and when the same shall become due and payable, whether by reason of demand, acceleration or otherwise and such failure remains unremedied for five (5) days after any such date ; 2. Any representation or warranty of Borrower, and/or any Subsidiary Bank made in this Agreement or in any of the other Loan Documents or in any certificate, agreement, instrument or statement furnished or made or delivered pursuant hereto or thereto or in connection herewith or therewith, shall prove to have been untrue or incorrect in any material respect when made or effected ; 3. Borrower shall fail to perform or observe any term, covenant or provision contained in Sections 5 . 08 , 5 . 09 , 5 . 10 , 5 . 11 , 5 . 12 , 5 . 13 , or 6 hereof ; 4. Borrower shall fail to perform or observe any other term, covenant or prov 1 s 10 n contained in this Agreement, and any such failure shall remain unremedied for thirty (30) days after the earlier of (a) written notice of default is given to Borrower by Lender or (b) Borrower obtaining Knowledge of such failure ; 5. [RESERVED]; 6. Borrower, any Subsidiary Bank, any other Subsidiary or any other Obligor shall (a) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (b) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (c) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official of itself, himself or herself or of a substantial part of its Property or assets, (d) file an answer admitting the material allegations of a petition filed against itself in any such proceeding, (e) make a general assignment for the benefit of creditors, (t) become unable, admit in writing its, his or her inability or fail generally to pay its, his or her debts as they become due, (g) become insolvent in either the equity or bankruptcy sense of the term or (h) take any corporate or other action for the purpose of effecting any of the foregoing ; 7. An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (a) relief in respect of Borrower, any Subsidiary Bank, any other Subsidiary or any other Obligor, or of a substantial part of the Property or assets of Borrower, any Subsidiary Bank, any Subsidiary or any other Obligor, under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator or similar official of Borrower, any Subsidiary Bank, any other Subsidiary or any other Obligor or of a substantial part of the Property or assets of Borrower,

6609926 Thompson Coburn LLP - 20 - any Subsidiary Bank, any Subsidiary or any other Obligor or (c) the winding - up or liquidation of Borrower, any Subsidiary Bank, any other Subsidiary or any other Obligor ; and any such proceeding or petition shall continue undismissed for ninety (90) consecutive days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for ninety (90) consecutive days ; 8. Any Subsidiary Bank shall be placed in receivership by any Regulatory Agency; 9. Any Regulatory Agency shall notify any Subsidiary Bank that it is not rated well - capitalized and such is not corrected within 30 days after said notice ; 7. IO Any Subsidiary Bank shall cease to be an "insured bank" under or within the meaning of the Federal Deposit Insurance Act of 1959 , as amended, or a cease and desist order, memorandum of understanding or other agreement shall be issued by any Regulatory Agency against or affecting Borrower, any Subsidiary Bank, any other Subsidiary or any other Obligor which (in Lender's opinion) has or could have a Material Adverse Effect ; 11. Any governmental or regulatory proceeding is instituted against Borrower, any Subsidiary Bank, any other Subsidiary or any other Obligor which will have a Material Adverse Effect after taking into account insurance coverage and reserves therefor (if any) ; 12. Any Property of Borrower, any Subsidiary Bank, any other Subsidiary or any other Obligor with a value in excess of $ 5 , 000 , 000 shall be seized, attached or levied upon, unless released within thirty (30) days after being seized, attached or levied upon ; 13. Borrower, any Subsidiary Bank, any other Subsidiary or any other Obligor shall have a judgment for payment of money in excess of $ 5 , 000 , 000 entered against it by a court having jurisdiction in the premises, which is not insured, and such judgment shall not be appealed in good faith or satisfied by Borrower, any other Subsidiary Bank or any other Obligor, as the case may be, within 30 days after the entry of such judgment ; 14. Borrower, any Subsidiary Bank, any Subsidiary or any other Obligor shall fail (and such failure shall not have been cured or waived) to perform or observe any term, provision or condition of, or any other default or event of default shall occur under (a) any promissory note or other loan document contained in the Senior Loan Pool or (b) any agreement, document or instrument evidencing or securing any outstanding indebtedness of Borrower, any Subsidiary Bank, any other Subsidiary or any other Obligor, as the case may be, for borrowed money (other than the Obligations) in excess of $ 5 , 000 , 000 , if the effect of such failure or default is to cause or permit such indebtedness to be declared to be due and payable or otherwise accelerated, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof ; 15. The institution by Borrower, any ERISA Affiliate, any Subsidiary Bank or any other Subsidiary of steps to terminate any Pension Plan if, in order to effectuate such termination, Borrower, any ERISA Affiliate, any Subsidiary Bank or any other Subsidiary would be required to make a contribution to such Pension Plan or would incur a liability or obligation to such Pension Plan in excess of $ 5 , 000 , 000 ; or the institution by the PBGC of steps to terminate any Pension Plan ; 16. Borrower, any Subsidiary Bank, any other Subsidiary or any other Obligor shall be declared by Lender to be in default on, or pursuant to the terms of, (a) any other present or future obligation to Lender, including, without limitation, any other loan, line of credit, revolving credit, guaranty, letter of credit reimbursement obligation, interest rate derivative obligation, or (b) any other present or future agreement purporting to convey to Lender a Lien upon any of the Property or assets of Borrower, any Subsidiary Bank, any other Subsidiary or any other Obligor ; or 17. Any Subsidiary Bank is prohibited from making Distributions to Borrower (whether by court order or any Regulatory Agency) ; THEN, and in each such event (other than an event described in Sections 7 . 06 , 7 . 07 , or 7 . 08 ), Lender may declare the entire outstanding principal balance of and all accrued and unpaid interest on the Note issued under this Agreement and all other amounts payable by Borrower hereunder to be immediately due and payable, whereupon all of such outstanding principal balance and accrued and unpaid interest and all such other amounts shall become and be immediately due and payable,

6609926 Thompson Coburn LLP - 21 - without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower ; provided, however, that Lender shall provide written notice to Borrower of such declaration no later than five (5) Business Days after it is made ; and Lender may exercise any and all other rights and remedies which it may have under any of the other Loan Documents or under applicable law ; provided , however, that upon the occurrence of any event described in Sections 7 . 06 , 7 . 07 , or 7 . 08 , the entire outstanding principal balance of and all accrued and unpaid interest on the Note issued under this Agreement and all other amounts payable by Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and Lender may exercise any and all other rights and remedies which it may have under any of the other Loan Documents or under applicable law . SECTION 8 - GENERAL 1. No Waiver . No failure or delay by Lender or the holder of the Note in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof ; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege . The remedies provided herein and in the other Loan Documents are cumulative and not exclusive of any remedies provided by law . Nothing herein contained shall in any way affect the right of Lender to exercise any statutory or common law right of banker's lien or set - off . 2. Right of Set - Off . Upon the occurrence and during the continuance of any Event of Default under this Agreement, Lender is authorized at any time and from time to time to set - off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and any and all other indebtedness at any time owing by Lender to or for the credit or the account of Borrower against any and all of the Obligations irrespective of whether or not Lender shall have made any demand hereunder or thereunder . Lender agrees promptly to notify Borrower after any such set off and application made by Lender, provided, however, that the failure to give such notice shall not affect the validity of such set - off and application . The rights of Lender under this Section 8 . 02 are in addition to any other rights and remedies (including, without limitation, other rights of set - oft) which Lender may have . Nothing contained in this Agreement or any other Loan Document shall impair the right of Lender to exercise any right of set - off or counterclaim it may have against Borrower and to apply the amount subject to such exercise to the payment of indebtedness of Borrower unrelated to this Agreement or the other Loan Documents . 3. Cost and Expenses . Borrower agrees to pay (a) all out - of - pocket costs and expenses of Lender in connection with the preparation, negotiation and execution of this Agreement, the Note and the other Loan Documents, including, without limitation, Attorneys' Fees, (b) all recording and filing fees incurred in connection with this Agreement and the other Loan Documents, (c) all out - of - pocket expenses of Lender in connection with the preparation of any waiver or consent hereunder or any amendment hereof or any Event of Default or alleged Event of Default hereunder, including, without limitation, Attorneys' Fees, (d) if an Event of Default occurs, all out - of - pocket costs and expenses incurred by Lender, including, without limitation, Attorneys' Fees, in connection with such Event of Default and collection and other enforcement proceedings resulting there from and (e) all other Attorneys' Fee incurred by Lender relating to or arising out of or in connection with this Agreement or any of the other Loan Documents . 4. Environmental Indemnity . Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever (including, without limitation, court costs and Attorneys' Fees), to the extent such losses, liabilities, damages, injuries, costs, expenses or claims have a Material Adverse Effect, which at any time or from time to time may be paid, incurred or suffered by, or asserted against, Lender for, with respect to or as a direct or indirect result of the violation by Borrower, any Subsidiary Bank or any other Subsidiary of any laws or regulations relating to solid waste and/or hazardous waste treatment, storage, disposal, generation and transportation, air, water and/or noise pollution, soil or ground or water contamination, the handling, storage or release into the environment of hazardous materials or hazardous substances, and the transportation of hazardous materials ("E 11 viro 11111 e 11 tal Laws") ; or with respect to, or as a direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, properties utilized by Borrower, any Subsidiary Bank or any other Subsidiary in the conduct of their respective businesses into or upon any land, the atmosphere or any watercourse, body of water or wetland, of any hazardous material or substances (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Environmental Laws) ; and the provisions of and undertakings and indemnification set out in this Section 8.04 shall survive the satisfaction and payment of the Obligations and tennination of this Agreement. 5. General Indemnity . In addition to the payment of expenses pursuant to Section 8 . 03 , whether or not the transactions contemplated hereby shall be consummated, Borrower hereby agrees to indemnify, pay and hold Lender and any holder of Note, and the officers, directors, employees, agents and affiliates of Lender and such holder(s) (collectively called the "lmle 11111 itees") hannless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such indemnities in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such lndemnitees shall be designated a party thereto), that may be imposed on, incurred by or asserted against the lndemnitees, in any manner relating to or arising out of this Agreement or other agreements executed and delivered by Borrower, or any other Obligor in connection with the Revolving Credit Loans (but not to any other transaction entered into by and between Borrower or any other Obligor on one hand and Lender on the other hand), the statements contained in any commitment letters delivered by Lender, Lender's agreement to make the Revolving Credit Loans hereunder or the use or intended use of the proceeds of the Revolving Credit Loans hereunder (the "/ 11 de 11111 ijied Liabilities") ; provided however , that Borrower shall have no obligation to the lndemnitees with respect to Indemnified Liabilities arising from the negligence or willful misconduct of the lndemnitees as detennined by a court of competent jurisdiction . To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the lndemnitees or any of them . The provisions of the undertakings and indemnification set out in this Section 8 . 05 shall survive satisfaction and payment of the Obligations and tennination of this Agreement . 6. Authority to Act . Lender shall be entitled to act on any written notices and instructions reasonably believed by Lender to have been delivered by any Person authorized to act on behalf of Borrower pursuant hereto, regardless of whether such notice or instruction was in fact delivered by a Person authorized to act on behalf of Borrower, and Borrower agrees to indemnify Lender and hold Lender harmless from and against any and all losses and expenses, if any, ensuing from any such action (excluding any losses and expenses incurred by Lender as the result of its gross negligence or intentional misconduct) . 7. Notices . Each notice, request, demand, consent, confirmation and/or other communication under this Agreement shall be in writing and delivered in person or sent by telecopy, recognized overnight courier or registered or certified mail, return receipt requested and postage prepaid, to the applicable party at its address or telecopy number set forth on the signature page(s) of this Agreement, or at such other address or telecopy number as any party hereto may designate as its address or telecopy number for communications under this Agreement by notice so given . Such notices shall be deemed effective on the day on which delivered or sent if delivered in person or sent by telecopy, on the first Business Day after the day on which sent, if sent by recognized overnight courier or on the third Business Day after the day on which mailed, if sent by registered or certified mail . Notices and other communications to Lender hereunder may be delivered or furnished by electronic communication (including e mail) pursuant to procedures approved by Lender . Lender or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it ; provided that approval of such procedures may be limited to particular notices or communications . Unless Lender otherwise prescribes, notices and other communications sent to an e - mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e - mail or other written acknowledgement) ; provided further that if such notice or other communication is not sent during the nonnal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient . 8. Consent to Jurisdiction ; Waiver of Jury Trial . BORROWER IRREVOCABLY SUBMITS TO THE NON - EXCLUSIVE JURISDICTION OF ANY MISSOURI STATE COURT SITTING IN ST . LOUIS COUNTY, MISSOURI, OR ANY UNITED STATES OF AMERICA COURT SITTING IN THE EASTERN DISTRICT OF MISSOURI, EASTERN DIVISION, AS LENDER MAY ELECT, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT . BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT TO SUCH SUIT, ACTION OR PROCEEDING MAY BE HELD AND DETERMINED IN ANY OF SUCH COURTS . BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH BORROWER MAY NOW OR HEREAFTER 6609926 Thompson Coburn LLP - 22 -

6609926 Thompson Coburn LLP - 23 - HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, AND BORROWER FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM . BORROWER HEREBY EXPRESSLY WAIVES ALL RIGHTS OF ANY OTHER JURISDICTION WHICH BORROWER MAY NOW OR HEREAFTER HAVE BY REASON OF ITS PRESENT OR SUBSEQUENT DOMICILES . BORROWER AUTHORIZES THE SERVICE OF PROCESS UPON BORROWER BY REGISTERED MAIL SENT TO BORROWER AT ITS ADDRESS SET FORTH IN SECTION 8 . 07 . BORROWER AND LENDER IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH BORROWER AND LENDER ARE PARTIES . 9. Lender's Books and Records . Lender's books and records showing the account between Borrower and Lender shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof thereof . 10. Governing Law : Amendments . This Agreement, the Notes, and all of the other Loan Documents shall be governed by and construed in accordance with the internal laws of the State of Missouri (without reference to conflict of law principles) but giving effect to Federal laws applicable to national banks . This Agreement and the other Loan Documents may not be changed, nor may any term, condition or Event of Default be waived, modified or discharged orally but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought . 11. References : Headings for Convenience . Unless otherwise specified herein, all references herein to Section numbers refer to section numbers of this Agreement, and all references herein to Schedule 4 . 05 and 4 . 08 or Exhibit A and I! refer to attached Schedule 4 . 05 and 4 . 08 , or Exhibit A and I!, which are hereby incorporated herein by reference . The section headings are furnished for the convenience of the parties and are not to be considered in the construction or interpretation of this Agreement . 12. Binding Agreement . This Agreement shall be binding upon and inure to the benefit of Borrower and its successors and Lender and its successors and assigns . Borrower may not assign or delegate any of its rights or obligations under this Agreement . 13. Severability . The provisions of this Agreement are intended to be severable . If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction . 14. Counterparts . This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument . Delivery of an executed counterpart of a signature page of this Agreement by telecopy or e - mail shall be effective as delivery of a manually executed counterpart of this Agreement . 15. Resurrection of Obligations . To the extent that Lender receives any payment on account of any of the Obligations, and any such payment(s) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated and/or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act, state or Federal law, common law or equitable cause, then, to the extent of such payment(s) received, the Obligations or part thereof intended to be satisfied and any and all liens, security interests, mortgages, deeds of trust and/or other encumbrances upon or pertaining to any assets of Borrower and theretofore created and/or existing in favor of Lender as security for the payment of such the Obligations shall be revived and continue in full force and effect, as if such payment(s) had not been received by Lender and applied on account of the Obligations . 8 . I 6 Entire Agreement . This notice is provided pursuant to Section 432 . 047 , R . S . Mo . As used herein, "borrower" means Borrower, "creditor" means Lender and each of "the credit agreement" and "this writing" means this Agreement and the other Loan Documents . ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT

AGREEMENT . TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT . This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings (oral or written) relating to the subject matter hereof . 17. USA PATRIOT Act . This notice is provided to Borrower pursuant to Section 326 of the USA PATRIOT Act of 2001 , 31 U . S . C . Section 5318 . IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT . To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product . What this means for Borrower : When Borrower opens an account, if Borrower is an individual, Lender will ask for Borrower's name, taxpayer identification number, business address, and other information that will allow Lender to identify Borrower . Lender may also ask, if Borrower is an individual, to see Borrower's driver's license or other identifying documents, and, if Borrower is not an individual, to see Borrower's legal organizational documents or other identifying documents . 18. Confidentiality . Lender agrees to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any nonpublic information supplied to Lender, as the case may be, by Borrower, ariy Subsidiary Bank or any other Subsidiary pursuant to this Agreement or any other Loan Documents which is identified by Borrower as being confidential at the time the same is delivered to Lender ; provided, however, that nothing contained in this Section 8 . 18 shall prohibit or limit the disclosure by Lender of any such information (a) to the extent required by any statute, rule, regulation, subpoena or judicial process, (b) to any Regulatory Agency having jurisdiction over Lender, (c) to any professional advisors, including counsel and accountants, for Lender, (d) to any bank examiners or auditors, (e) in connection with any litigation to which Lender is a party, (t) in connection with the enforcement of the rights and remedies of Lender, under this Agreement and/or under other Loan Documents, or (g) to any assignee or participant (or prospective assignee or participant) ; and provided further, that in no event shall Lender be obligated or required to return any materials furnished to such Person by Borrower, any Subsidiary Bank or any other Subsidiary under this Agreement or any other Loan Documents . In no event shall Lender use any non - public information supplied to Lender by Borrower (A) in violation of securities laws, including, without limitation, insider trading laws, rules and regulations or (8) in connection with any activity in competition with the business of the Borrower or any Subsidiary Bank, including without limitation, in connection with proposing terms for loan transactions to existing or potential customers of any Subsidiary Bank . Notwithstanding the foregoing, Lender shall not have any liability to Borrower, any Subsidiary Bank or any other Subsidiary, or any stockholder, member, partner, joint venturer, director, officer, employee or agent of Borrower, any Subsidiary Bank or any other Subsidiary by reason of, or in any way claimed to be related to, any disclosure by such Person of any information with respect to Borrower, any Subsidiary Bank or any other Subsidiary except to the extent the same results from the gross negligence or willful misconduct of such Person as determined by a court of competent jurisdiction in a final, nonappealable order . The provisions of this Section 8 . 18 shall survive the expiration or termination of this Agreement . 19. Waiver of Consequential Damages, etc . . TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER SHALL NOT ASSERT, AND BORROWER WAIVES, ANY CLAIM AGAINST LENDER, ON ANY THEORY OF LIABILITY, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY AND/OR ANY LOAN ADVANCE AND/OR THE USE OF THE PROCEEDS OF ANY LOAN ADVANCE . 20. Termination of this Agreement . This Agreement shall remain in full force and effect and may not be terminated by Borrower unless and until (a) all of Borrower's Obligations have been fully, finally and indefeasibly paid in cash, and (b) Lender does not have any further commitment or obligation to advance funds, make loans, issue letters of credit and/or extend credit to or for the account or benefit of Borrower under this Agreement, the Note or any other Loan Documents . 6609926 Thompson Coburn LLP - 24 -

6609926 Thompson Coburn LLP - 25 - 21. Computations . Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with GAAP, consistently applied ; provided that if Borrower notifies Lender that Borrower wishes to amend any covenant in Sections 5 . I 0 , 5 . 11 or 5 . 12 (or any related definition) to eliminate or to take into account the effect of any change in GAAP on the operation of such covenant (or if Lender notifies Borrower that Lender wishes to amend Sections 5 . 10 , 5 . 11 , 5 . 12 or 5 . I 3 (or any related definition) for such purpose), then Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant (or related definition) is amended in a manner satisfactory to Borrower and Lender . 22. Document Imaging . . Borrower acknowledges the receipt of a copy of the Agreement, the Note and all other Loan Documents . Lender may, on behalf of Borrower, create a microfilm or optical disk or other electronic image of the Agreement, the Note and any or all of the Loan Documents . Lender may store the electronic image of this Agreement and any of the other Loan Documents in its electronic form and then destroy the paper original as part of Lender's normal business practices, with the electronic image deemed to be an original . 23. Heartland B a nk .. Lender acknowledges that Simmons Bank acquired I 00 % of the Capital Stock of Heartland Bank in satisfaction of a debt previously contracted in good faith (such stock, the "DPC Asset') . Lender agrees that the representations, warranties, covenants and other provisions of this Agreement shall not apply to Heartland Bank (as indicated above) unless specifically noted in a particular section of this Agreement, and notwithstanding anything to the contrary contained in this Agreement, and notwithstanding anything to the contrary contained in this Agreement, nothing contained herein shall prevent Simmons Bank from divesting the DPC Asset or any assets or liabilities of Heartland as Simmons Bank deems appropriate (which may include, among other things, the sale of the DPC Asset to a third party or a merger of Heartland with and into Simmons Bank, with Simmons Bank as the surviving entity) . Borrower and Lender executed this Agreement as of the Effective Date. [SIGNATURES ON FOLLOWING PAGES]

SIGNATURE PAGE - BORROWER REVOLVING CREDIT AGREEMENT Borrower: SIMMONS FIRST NATIONAL CORPORATION By: 2 -- A iJJ. ----- Namc: Robert A. Fehlman Title: Senior Executive Vice President - CFO & Treasurer Address: 425 W. Capitol Avenue, 14 th floor Little Rock, Arkansas 72201 Attention: Robert A. Fehlman bob.fchlman@simmonsbank.com Error! Unknown documenl properly name. Thompson Coburn LLP

SIGNATURE PAGE - LENDER REVOLYING CREDIT AGREEMENT Lender: U.S. BANK NATIONAL ASSOCIATION By: 4 o . 1M Name: Phillip S. Hoerchler Title: Vice President Address: One US Bank Plaza (SL - MO - Tl IS) 7 th Street & Washington Avenue St. Louis, Missouri 6310 I Attention: Financial Institutions Banking phillip.hoerchler@usbank.com Error! Unknown document property name. Thompson Coburn LLP - 27 -